Exhibit 8.1

List of Major Subsidiaries and Variable interest entity

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant

Tarena Hong Kong Limited	Hong Kong	Wholly-owned subsidiary

Tarena Software Technology (Hangzhou) Co., Ltd.	PRC	Wholly-owned subsidiary

Tarena Technologies Inc.	PRC	Wholly-owned subsidiary

Shenyang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Jinan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Qingdao Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Tarena (Wuhan) Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Chongqing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Kunming Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Nanjing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Zhuhai Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Guangzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Shenzhen Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Beijing Yingcai Tianyi Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Heilongjiang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Harbin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Shijiazhuang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Changchun Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Tianjin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Yantai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Xi’an Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Suzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Wuxi Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Ningbo Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Nanchang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Fuzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant

Nanjing Tarena Weishang Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Guangxi Nanning Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Zhengzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Changsha Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Chengdu Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Hefei Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Xiamen Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Dalian Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Wuhan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Shanghai Tarena Weishang Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Shanghai Tarena Weiguan Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Shanghai Tarena Weicheng Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Shanghai Tarena Weixin Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Changchun Yingcai Tianyi Technology Co. Ltd.	PRC	Wholly-owned subsidiary

Beijing Pairuite Internet Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Shanghai Tarena Weiying Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Chengdu Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Taiyuan Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Hangzhou Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Dongguan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary

Weifang Tarena Times Software Co., Ltd.	PRC	Wholly-owned subsidiary

Luoyang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Tianjin Tarena Software Development Co. Ltd.	PRC	Wholly-owned subsidiary

Tianjin Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Gansu Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Beijing Caixiu Renren Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Shanghai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Shanghai Tarena Weijia Software Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant

Guizhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Hainan Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Haikou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Linyi Tarena Technology Software Co., Ltd.	PRC	Wholly-owned subsidiary

Shenzhen Tarena Weishang Software Co., Ltd.	PRC	Wholly-owned subsidiary

Shenyang Tarena Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Jinan Tarena Professional Education School	PRC	School sponsored by Jinan Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Qingdao Tarena Professional Education School	PRC	School sponsored by Qingdao Tarena Software Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Wuhan Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Chongqing Jiulongpo Tarena Professional Education School	PRC	School sponsored by Chongqing Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Kunming Guandu Tarena Professional Education School	PRC	School sponsored by Kunming Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Nanjing Tarena Professional Education School	PRC	School sponsored by Nanjing Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Zhuhai Tarena Professional Education School	PRC	School sponsored by Zhuhai Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Guangzhou Tarena Software Professional Education School	PRC	School sponsored by Guangzhou Tarena Information Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant

Shenzhen Bao’an Tarena Professional Education School	PRC	School sponsored by Shenzhen Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Harbin Tarena Professional Education School	PRC	School sponsored by Harbin Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

Dalian High-Tech Zone Tarena Professional Education School	PRC	School sponsored by Dalian Tarena Software Co., Ltd.

Nanjing Tarena Weishang Education School	PRC	School sponsored by Nanjing Tarena Weishang Information Technology Co., Ltd.

Shenyang Tarena Times Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co., Ltd.

Zhengzhou Tarena Professional Education School	PRC	School sponsored by Zhengzhou Tarena Technology Co., Ltd.

Dalian Shahekou Tarena Accounting Professional Education School	PRC	School sponsored by Dalian Tarena Software Technology Co., Ltd.

Chengdu High-tech Zone Tarena Professional Education School	PRC	School sponsored by Chengdu Tarena Technology Co., Ltd.

Chengdu Tarena Professional Education School	PRC	School sponsored by Chengdu Tarena Technology Co., Ltd.

Chongqing Nanan Tarena Professional Education School	PRC	School sponsored by Chongqing Tarena Software Co., Ltd.

Wuhan Technology Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd.

Weifang Tarena Professional Education School	PRC	School sponsored by Tarena Technology Co., Ltd.

Shenzhen Longhua Xinqu Tarena Professional Skills Education School	PRC	School sponsored by Shenzhen Tarena Software Technology Co., Ltd.

Beijing Tarena Jinqiao Technology Co., Ltd.	PRC	Variable interest entity

Guangzhou Huicai Software Co., Ltd.	PRC	Subsidiary of Variable interest entity

Hangzhou Tarena Technology Co., Ltd.	PRC	Subsidiary of Variable interest entity

Hangzhou Tarena Computer Co., Ltd.	PRC	Subsidiary of Variable interest entity